Exhibit 99.4

NCL Corporation Ltd. Announces Full Exercise of Greenshoe Option for Exchangeable Notes

MIAMI -- May 7, 2020 -- NCL Corporation Ltd. (“NCLC”), a subsidiary of Norwegian Cruise Line Holdings Ltd. (NYSE: NCLH) (“NCLH”), announced today that, in connection with its previously announced private offering of $750.0 million aggregate principal amount of its 6.00% exchangeable senior notes due 2024 (the “Exchangeable Notes”), the initial purchasers have notified NCLC of their intent to purchase an additional $112.5 million aggregate principal amount of Exchangeable Notes pursuant to the full exercise of their option to purchase additional Exchangeable Notes (the “Option Notes”). NCLC will issue a total of $862.5 million aggregate principal amount of Exchangeable Notes, including the Option Notes.

The Exchangeable Notes, including the Option Notes, will be general senior unsecured obligations of NCLC, guaranteed by NCLH, and will be convertible at the holder’s option at any time prior to the close of business on the business day immediately preceding the maturity date into Series A Preference Shares of NCLC (“Preference Shares”), which shall be automatically exchangeable into a number of ordinary shares of NCLH. The initial exchange rate per $1,000 principal amount of Exchangeable Notes is 72.7273 ordinary shares of NCLH, which is equivalent to an initial exchange price of approximately $13.75 per ordinary share, subject to adjustment in certain circumstances. The initial exchange price represents a premium of approximately 25.00% to the public offering price in NCLH’s concurrent offering of ordinary shares.

The offering of the Exchangeable Notes, including the Option Notes, is expected to close on May 8, 2020, subject to customary closing conditions. NCLC expects to use the net proceeds from the offering for general corporate purposes.

The Exchangeable Notes are being offered only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The Exchangeable Notes, the Preference Shares and the ordinary shares of NCLH issuable upon the exchange of Preference Shares will not be registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful. This press release is being issued pursuant to and in accordance with Rule 135c under the Securities Act.

Cautionary Statement Concerning Forward-Looking Statements

Some of the statements, estimates or projections contained in this press release are “forward-looking statements” within the meaning of the U.S. federal securities laws intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this press release, including, without limitation, those regarding our business strategy, financial position, results of operations, plans, prospects, actions taken or strategies being considered with respect to our liquidity position, valuation and appraisals of our assets and objectives of management for future operations (including those regarding expected fleet additions, our voluntary suspension, our ability to weather the impacts of the COVID-19 pandemic, operational position, demand for voyages, financing opportunities and extensions, and future cost mitigation and cash conservation efforts and efforts to reduce operating expenses and capital expenditures) are forward-looking statements. Many, but not all, of these statements can be found by looking for words like “expect,” “anticipate,” “goal,” “project,” “plan,” “believe,” “seek,” “will,” “may,” “forecast,” “estimate,” “intend,” “future” and similar words. Forward-looking statements do not guarantee future performance and may involve risks, uncertainties and other factors which could cause our actual results, performance or achievements to differ materially from the future results, performance or achievements expressed or implied in those forward-looking statements. Examples of these risks, uncertainties and other factors include, but are not limited to, the impact of:

•	COVID-19 on our financial condition and operations, which adversely affects our ability to obtain acceptable financing in an amount equal to the resulting reduction in cash from operations, and the current, and uncertain future, other impacts of the COVID-19 outbreak, including its effect on the ability or desire of people to travel (including on cruises), which are expected to continue to adversely impact our results, operations, outlook, plans, goals, growth, reputation, cash flows, liquidity, demand for voyages and share price;

•	our ability to develop strategies to enhance our health and safety protocols to adapt to the current pandemic environment’s unique challenges once operations resume and to otherwise safely resume our operations when conditions allow;

•	coordination and cooperation with the CDC, the federal government and global public health authorities to take precautions to protect the health, safety and security of guests, crew and the communities visited and the implementation of any such precautions;

•	the accuracy of any appraisals of our assets as a result of the impact of COVID-19 or otherwise;

•	the ability to obtain deferrals on our debt payments;

•	our success in reducing operating expenses and capital expenditures and the impact of any such reductions;

•	our guests’ election to take cash refunds in lieu of future cruise credits or the continuation of any trends relating to such election;

•	trends in, or changes to, future bookings and our ability to take future reservations and receive deposits related thereto;

•	our ability to work with lenders and others or otherwise pursue options to defer or refinance our existing debt profile, near-term debt amortization, newbuild related payments and other obligations and to work with credit card processors to satisfy current or potential future demands for collateral on cash advanced from customers relating to future cruises;

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•	adverse events impacting the security of travel, such as terrorist acts, armed conflict and threats thereof, acts of piracy, and other international events;

•	adverse incidents involving cruise ships;

•	adverse general economic and related factors, such as fluctuating or increasing levels of unemployment, underemployment and the volatility of fuel prices, declines in the securities and real estate markets, and perceptions of these conditions that decrease the level of disposable income of consumers or consumer confidence;

•	the spread of epidemics, pandemics and viral outbreaks;

•	our anticipated need for additional financing, which may not be available on favorable terms, or at all, and may be dilutive to existing shareholders;

•	our ability to raise sufficient capital and/or take other actions to improve our liquidity position or otherwise meet our liquidity requirements that are sufficient to eliminate the substantial doubt about our ability to continue as a going concern;

•	an impairment of our trademarks, trade names or goodwill, including in connection with the preparation of our financial statements as of March 31, 2020;

•	breaches in data security or other disturbances to our information technology and other networks or our actual or perceived failure to comply with requirements regarding data privacy and protection;

•	changes in fuel prices and the type of fuel we are permitted to use and/or other cruise operating costs;

•	mechanical malfunctions and repairs, delays in our shipbuilding program, maintenance and refurbishments and the consolidation of qualified shipyard facilities;

•	the risks and increased costs associated with operating internationally;

•	fluctuations in foreign currency exchange rates;

•	the unavailability of ports of call;

•	overcapacity in key markets or globally;

•	our expansion into and investments in new markets;

•	our inability to obtain adequate insurance coverage;

•	our indebtedness and restrictions in the agreements governing our indebtedness that require us to maintain minimum levels of liquidity and otherwise limit our flexibility in operating our business, including the significant portion of assets that are collateral under these agreements;

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•	pending or threatened litigation, investigations and enforcement actions;

•	volatility and disruptions in the global credit and financial markets, which may adversely affect our ability to borrow and could increase our counterparty credit risks, including those under our credit facilities, derivatives, contingent obligations, insurance contracts and new ship progress payment guarantees;

•	our inability to recruit or retain qualified personnel or the loss of key personnel or employee relations issues;

•	our reliance on third parties to provide hotel management services for certain ships and certain other services;

•	future increases in the price of, or major changes or reduction in, commercial airline services;

•	our inability to keep pace with developments in technology;

•	changes involving the tax and environmental regulatory regimes in which we operate; and

•	other factors set forth under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019.

Additionally, many of these risks and uncertainties are currently amplified by and will continue to be amplified by, or in the future may be amplified by, the COVID-19 outbreak. It is not possible to predict or identify all such risks. There may be additional risks that we consider immaterial or which are unknown.

The above examples are not exhaustive and new risks emerge from time to time. Such forward-looking statements are based on our current beliefs, assumptions, expectations, estimates and projections regarding our present and future business strategies and the environment in which we expect to operate in the future. These forward-looking statements speak only as of the date made. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in our expectations with regard thereto or any change of events, conditions or circumstances on which any such statement was based, except as required by law.

Investor Relations & Media Contact

Andrea DeMarco

(305) 468-2339

InvestorRelations@nclcorp.com

Jessica John

(786) 913-2902

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